EMC Insurance Group Inc.

Congratulations to
NASDAQ
LISTED
25th Year
Listing Anniversary
2007

NYC Investor Day
July 9, 2008
Celebrating 26 years as a NASDAQ-listed company

Legal Disclaimer
   The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements.
Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management.
These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the
Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements.
The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-
K. Management intends to identify forward-looking statements when using the words
“believe”, “expect”, “anticipate”, “estimate”, “project” or similar expressions. Undue reliance should not be placed on these forward-looking statements.

Bruce G. Kelley
President,
Chief Executive Officer
and Director

Company Overview
• Regional property and casualty insurer; headquartered in Des
     Moines, IA
 – Midwestern focus
• Long History -
 – 1911 parent company formed (Employers Mutual Casualty Company (EMCC))
 – 1982 IPO
 – 1985 follow-on offering
 – 2004 follow-on offering
• Property and Casualty Insurance Segment -
 – 30% participation in EMCC pool
 – Benefit from capacity of the entire pool
 – Diversified writings (85% commercial / 15% personal)
 – Represents approximately 83% of total written premium in 2007
• Reinsurance Segment -
 – 100% Quota Share Agreement with EMCC
 – Losses capped at $2.0 million per event
 – EMCC has been assuming reinsurance since 1951
 – Represents approximately 17% of total written premium in 2007

Corporate Structure
*As of March 31, 2008
EMC Insurance
Group Inc.
Employers Mutual
Casualty Company
Public Shareholders
57.1%*
42.9%*
Property and Casualty
Insurance Segment
(30% of inter-company pool)
Reinsurance Segment
(100% of Employers Mutual’s
Assumed Reinsurance Business)
Pooling Mechanism
- Cede 100% of direct
 business to
 inter-company pool
- Receive 30% of the
 pooled underwriting
 results
In May 2005, EMCC’s Board
Authorized a $15 million stock
purchase program, which is
70% complete.
In February 2008, EMCI’s
Board authorized a $15 million
stock repurchase program. As
of 6-30-08, $7.0 million has
been used to repurchase
254,366 shares.

Diversified Board
Front row, L to R: Gretchen H. Tegeler, George C. Carpenter III, Margaret A. Ball
Back row, L to R: David J. Fisher, Bruce G. Kelley, Raymond A. Michel, Robert L.
Howe, Richard W. Hoffmann (Corporate Secretary)

Company Overview

			Years in Industry
Raymond W. Davis	Senior Vice President, Investments and Treasurer	29	29
Ron D. Hallenbeck	President and Chief Operating Officer, EMC Re	35	37
Richard W. Hoffmann	Vice President, General Counsel and Secretary	19	19
Kevin J. Hovick	Senior Vice President, Business Development	29	29
Ronald W. Jean	Executive Vice President for Corporate Development	30	36
Kristi K. Johnson	Vice President, Human Resources	16	16
Bruce G. Kelley	President, Chief Executive Officer and Director	23	23
William A. Murray	Executive Vice President and Chief Operating Officer	23	37
Steven C. Peck	Senior Vice President, Actuarial	24	24
Mark E. Reese	Senior Vice President and Chief Financial Officer	24	28
Richard K. Schulz	Senior Vice President, Claims	09	32

Years w/
EMC
Name
Position
Experienced Management Team
Average  24     28

Benefits of the Pooling Agreement
• Spread risk over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms
• Benefit from capacity of the entire pool - $1.1 billion in direct premiums written in 2007 and $1.0 billion of statutory surplus as of 03/31/2008
• The achievement of an “A-” (Excellent) rating from A.M. Best
• Network of 2,400 insurance agencies in 41 state distribution network
• Merger and acquisition flexibility
• Economies of scale in operations and reinsurance purchasing

Company Overview

Branch Offices

Birmingham	Cincinnati	Kansas City	Omaha
Bismarck	Denver	Lansing	Phoenix
Charlotte	Des Moines	Milwaukee	Providence
Chicago	Jackson	Minneapolis	Wichita

Service Offices

Dallas	
Davenport	Little Rock
Irvine	Valley Forge

Midwestern Focus
Note: Percentages are
Direct Written Premium
in 2007
7.4%
5.2%
6.1%
2.9%
4.3%
15.5%
3.5%
3.7%
8.1%
3.7%
4.1%
3.4%
5.9%
3.9%

Local Market Presence
• 16 branch offices and 5 service offices
• Decentralized: each branch office performs its own
 underwriting, claims, marketing and risk management
 functions
• Enhances relationships with agents and customers
• Structure allows us to develop marketing strategies,
 pricing and products targeted to individual territories

Company Overview

EMC Re
Property and Casualty
Homeowners 6.5%
Other 2.7%
Personal Auto 7.3%
Commercial Auto 22.4%
Commercial Property 19.3%
Workers' Comp 19.7%
Commercial Liab. 22.2%

2007 Net Premiums
Earned - Total
2007 Net Premiums
Earned - P&C only *
$393.1 million
$320.9 million
Diversified Book of Business
Note: P&C breakdown represents business produced by pool participants.
* Reflects 30.0% pool participation

EMC Choice
7.6%
Target
Markets
15.1%
Safety Group
13.0%
Other
64.3%

Company Overview

Commercial Lines Business
           03/31/2008
Written Premium Increases  Incurred Losses/Earned Premium Ratio
EMC Choice 9.9%  37.1% (12 select business coverages, including auto repair shops, hospitals - local agent takes the lead)
Target Markets 7.1%  49.2% (petroleum marketers, mobile home parks - branch specific)
Safety Groups 4.0%  44.2% (target markets offering dividends)
COUNTRY-WIDE COMMERCIAL LINES WRITTEN PREMIUM

William A. Murray
Executive Vice President
& Chief Operating Officer

EMC Agency Relations
• Since its inception in 1911, EMC has sold property
     and casualty products exclusively through
     independent agents who are carefully selected and
     strategically located.
• Over 2,200 independent agencies in 41 states are
     appointed and serviced through EMC’s 21 branch
     and service offices.
• Marketing plan is enhanced by our desire and ability
     to provide competitive products and services at a
     competitive price and to promote ease of doing business.

EMC Agency Relations
Our mission is to create stockholder
value through customer satisfaction and
employee commitment to excellence,
and is designed to directly coincide with
 our parent organization’s mission - to
grow profitably through partnership with
independent insurance agents and to
enhance the ability of our partners to
 deliver quality financial protection to the
people and businesses we mutually
serve.

Agency Relations

Bismarck
Minneapolis
Milwaukee
Lansing
Providence
Chicago
Valley Forge
Des Moines
Davenport
Omaha
Cincinnati
Denver
Kansas City
Wichita
Charlotte
Irvine
Phoenix
Little Rock
Birmingham
Dallas
Jackson
Branch Office
Service Office

EMC Agency Relations
EMC Branch and Service Offices

Agency Relations

ONTARIO
Seattle
WASHINGTON
Portland
OREGON
IDAHO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
Bismarck
WYOMING
Winnipeg
Minneapolis
MINNESOTA
WISCONSIN
Milwaukee
Lansing
MICHIGAN
Detroit
Toronto
Montréal
Ottawa
MAINE
VT.
Boston
Providence
NEW YORK
New York
Philadelphia
Washington, D.C.
NEBRASKA
Omaha
Denver
UTAH
COLORADO
NEVADA
San Francisco
San Jose
CALIFORNIA
Las Vegas
Pacific Ocean
Los Angeles
San Diego
Mexicali
BAJA CALIFORNIA
Phoenix
ARIZONA
Tucson
NEW MEXICO
KANSAS
MISSOURI
Kansas City
ILLINOIS
Chicago
INDIANA
Indianapolis
Cincinnati
Columbus
KENTUCKY
W. VA.
VA.
Charlotte
Nashville
Memphis
Oklahoma City
OKLAHOMA
ARKANSAS
SOUTH CAROLINA
Atlantic Ocean
ALABAMA
GEORGIA
Birmingham
Jackson
LOUISIANA
Jacksonville
FLORIDA
Fort Worth
Dallas
Wichita
TEXAS
Austin
Houston
San Antonio
Ciudad Juárez
SONORA
Hermosillo
CHIHUAHUA
Chihuahua
Gulf of California
MEXICO
SINALOA
COAHUILA
NUEVO LEON
Torreón
Gulf of Mexico
Nassau
THE BAHAMAS

EMC Agency Relations
EMC Territories & Independent Agents

EMC Agency Relations
• EMC’s book of business is approximately
           85% commercial lines.
• Independent agencies are located
           throughout the nation, virtually in any
           incorporated town.

EMC Agency Relations
Why sell through Independent Agents?
• Strong distribution system which is the predominant
     choice of business owners, institutions and
     individuals.

• Provides advocacy, counsel, choice and personal
     service to clients.
• By representing multiple carriers, agents can tailor
     coverages to meet their clients’ diverse needs.

EMC Agency Relations
Why Sell through Independent Agents?
• Ability to provide responsive, local service and
     competitive insurance products to clients.
• As the complexity of an insurance account increases,
     as it often does with commercial accounts, customers
     rely on a trusted advisor.
• In 2007, independent agents sold nearly 86% of the
     commercial insurance in the United States.

EMC Agency Relations
The EMC Success Story

The EMC Success Story
Keys to our success:
• Our local, full-service branch offices are the key to
     our success.
• Our local offices have strong relationships with their
     agents.
• Agents have access to local management,
     underwriting, marketing, risk improvement and claims
     services.
• Our award-winning technology makes it easy for our
     agents and policyholders to do business with EMC.

The EMC Success Story
• Branch offices have local expertise which
    assists agents when handling complex
    accounts, target markets and safety
    groups.
• Agents favor EMC as the company
           represents a consistent and stable market.

Agency Relations

Agency Relationships over 25 years, by Branch
Number of Agents
250
200
150
100
50
0
232
104
79
72
46
39
37
22
21
20
19
16
16
14
11
7
Des Moines
Omaha
Wichita
Bismarck
Cincinnati
Chicago
Charlotte
Minneapolis
Providence
Milwaukee
Kansas City
Phoenix
Birmingham
Jackson
Lansing
Denver

The EMC Success Story
Over 750 agents have been
contracted with one of
EMC’s branch offices for 25
years or more.

The EMC Success Story
Providing Responsive Claims Service
 Aplington-Parkersburg School District, Iowa - May 2008
A glimpse inside
what was an Aplington-
Parkersburg High
School classroom.
Exterior damage to what was
the Aplington-Parkersburg
High School after the EF5
tornado.
Representatives from
EMC travelled to
Parkersburg to present
a check to the
Aplington-Parkersburg
School District.

‘We have no complaints, just admiration for
EMC. The way the school system claim
was handled went superbly. We’re ready to
rebuild and it will be a one-of-a-kind, all
new school!’
 -Truax Insurance Inc.
  Parkersburg, Iowa
The EMC Success Story

The EMC Success Story
Helping Policyholders Prevent Losses

‘EMC is serious about risk improvement;
it’s not an afterthought. They truly believe
that it is their job to improve the condition
of the client, and they’re willing to spend
the time and money to do it.’
 -Tim Downey, Downey Insurance
  Kokomo, Indiana
The EMC Success Story

‘We were totally impressed with the time and expertise
that went into the [security assessment] document
prepared for our benefit. I commend EMC for the
quality of information gathered regarding our campus...
We appreciate the quality service we receive from
EMC and its agents and employees.’
 -Jo DeYoung, Colby Public Schools
  Colby, Kansas
The EMC Success Story

EMC Agency Relations
Building on our Success

Building on our Success
• EMC’s six strengths:
 – Stability
 – Consistency
 – Experience
 – Flexibility
 – Innovation
 – Professionalism

Agency Relations

- Challenges: Agency Growth, Mergers and Acquisitions
- Consumer Branding Campaign: *Trusted Choice®*

'Joining Trusted Choice® is consistent with our continuing commitment to the independent insurance agency system, our chosen and only distribution method. The Trusted Choice® brand complements our Count on EMC *brand, which denotes reliability, stability and excellent customer service.'*

- Bruce G. Kelley, EMC President and CEO

Building on our Success

Building on our Success
‘I wanted to extend my appreciation to EMC for their
recent affiliation with Trusted Choice®. Your support
of Trusted Choice® demonstrates your commitment
to the independent agency system and your agency
partners.’
 -Clare Schachter, Neil-Garing Insurance
  Glenwood Springs, Colorado

Building on our Success
• Agency Performance Value (APV)
• Joint Agency-Company Planning
• Best Practices
 – ‘provide performance benchmarks and business
         strategies that serve as a guide to improve agency
         performance’
 – Best Practices Award of Excellence in 2007 & 2008

‘One thing that sets EMC’s joint planning process apart from other companies is their willingness to be open and honest
throughout the process and include representatives from all
key departments.’
 -Dale Van Dam, Mortenson, Matzelle, & Meldrum, Inc.
  Madison, Wisconsin
Building on our Success

‘Maintaining a solid working relationship with EMC
is important to the future of Mikos/Kampakis
Insurance. EMC is one of our agency’s lead
carriers, and we value the opportunity to meet
annually with branch management and set realistic
goals for the coming year.’
 -Greg Mikos, Mikos/Kampalis Insurance
  Birmingham, Alabama
Building on our Success

Building on our Success
‘The local presence [EMC]
maintain[s] through local branch
office structure and consistent
marketing philosophy and
approach has resulted in a true
partnership with [EMC’s]
independent agency force.’
  -May 28, 2008
Bob Rusbuldt, President & CEO
Independent Insurance Agents & Brokers
of America, Inc.

Loras Neuroth
President of Independent
Insurance Services of
Central Iowa

Independent Insurance Services
• The roots of the Marshalltown insurance agency go back to the
     1930's and the Gallup Insurance Agency.
• In the late 1950's, it became Gallup-Neuroth-Mitchem Agency with the addition of Cletus Neuroth and Howard Mitchem.
• Loras purchased the agency in 1976 and changed the name to
            Independent Insurance Services.
• Total of 27 full time employees.
Committed to You…
Committed to Our Community…
Committed to You 24/7!
Who We Are…

• Products and services include Home, Auto,
     Business, Farm, Medical, Life Insurance and
     Benefits.
• Special areas of expertise, in addition to
     personal insurance programs, include risk
     management and insurance programs for
     commercial customers in manufacturing,
     contracting, medical, and agri-business.
Pledge of Performance
Trusted Choice agencies are insurance and financial
services
firms whose access to multiple companies and
commitment to
quality service enable us to offer our clients competitive
pricing, a broad choice of products and unparalleled
advocacy.
As a Trusted Choice agency, we are dedicated to you and are
committed to treating you as a person, not a policy.
Independent Insurance Services

• Total annual revenues of approximately
     $4,000,000.
• Over 25 years of history with EMC.
• EMC’s commitment to our agency.
• EMC’s commitment to supporting local
     communities.
• EMC’s viability and stability in the marketplace
     with regard to product offerings, underwriting,
     claims, loss control services and consistent
     pricing.
Independent Insurance Services

Richard K. Schulz
Senior Vice President/
Claims

Case Reserve Process-Consistency
Management Processes:
• Case Reserving Guidelines - Written Reserving
     Guidelines continually reinforced with training.
• Reserve reviews by Home Office Claims personnel
     to monitor reserve adequacy and adherence to
     EMC’s reserving philosophy.
• Workers’ Compensation - specific reserve training
     for all company Workers’ Compensation adjusters.
• Workers’ Compensation File Reviews - All WC
     back strain cases retained at the branch level are
     required to be reviewed every two weeks for
     reserve adequacy by a branch supervisor.

Case Reserve Process-Automated
Controls
Automated processes:
• Our Claims system assigns all claims an automatic diary to ensure that each file is regularly reviewed.
• Reserving authority limits are set on an individual basis for each adjuster.
• The system has automated flags to alert supervisors when
             reserves have not been set within a specific time.
• The system requires a text explanation be added whenever a reserve is established or changed.
• Our Home Office Claims staff now has electronic access to
            the information used by the claim handlers to establish case reserves.
• We have an automated Medical Reserve Guide. This drop
      down table provides average medical costs and disability
      periods for specific injuries.

Case Reserve Process-Analysis
and Verification
• Reserve development reporting (Reserve Banding) - EMC
             now has a reserve banding report that presents case reserve changes in a tabular format. This tool allows Home Office
            Claims personnel, and Branch Claims managers, to do an
 analysis of all case reserve development.
• Twice a year Case Reserve Verification - EMC has a process to review 100% of our open claim files twice a year for case reserve adequacy. This Reserve Verification process is
             completed by every branch in both May and November.
• PolyVista analysis tool - This tool allows us to check reserve trends and examine changes in frequency and severity.

Claims

EMC Insurance Companies Claim Philosophy

Count
EMC

A true measure of an insurance company is how appropriately it responds to your needs at the time of a loss. Through our network of strategically located branch offices, we are always close by and ready to help when a claim arises.

You can count on EMC Insurance Companies to:

- Investigate every claim
- Explain what is covered and what is not covered
- Pay the claims we owe as quickly as possible

An insurance claim has a financial and personal impact. That is why our primary goal is handling your claim as fairly and quickly as possible, regardless of the type or size.

EMC Insurance Companies.

-©Copyright Employers Mutual Casualty Company 2006. All rights reserved. MK8463

Claim Philosophy

Steven C. Peck
Senior Vice President/
Actuarial

Actuarial Perspective: Outline
• Reserve Adequacy
• Loss Reserving Methodology
• Accident Year Combined Ratios
• Financial Stability
• Rate Level Adequacy

Indicated Adequacy VS Developed Adequacy
EMC Insurance Group Inc.
$ millions
90
80
70
60
50
40
30
20
10
0
-10
-20
67
39
-12
68
56
-13
76
40
-6
64
-8
2004
2005
2006
2007
Calendar Year
HIGH ESTIMATE
LOW ESTIMATE
ACTUAL DEVELOPMENT

Actuarial Review

Loss & LAE Reserve Adequacy

Loss Reserving Methodology (Direct)
1. Claims department establishes individual case
 reserves.
2. Overall bulk reserve level established on basis of
 actuarial reserve evaluations.
3. Bulk reserves allocated to accident years on basis of
 consistent methodology.
4. Allocated accident year bulk reserves added to
 accident year individual case reserves.
5. Accident year reserve levels determined
 independently of accident year “loss picks”.

Actuarial Review

18.0%
10.0%
6.0%
3.0%
11.0%
52.0%
2007
2006
2005
2004
2003
2002 & Prior

Example: Direct IBNR Loss Reserves
Distribution by Accident Year
12/31/2007

EMC Insurance Group Inc. @12/31/07
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$ Millions
2003
2004
2005
2006
2007
Accident Year
Individual Case
IBNR
Bulk Case

Actuarial Review

Accident Year Direct Loss Reserves
Accident year 2007
percentage of total loss
reserves: 35%

Consolidated
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
98.7%
100.4%
98.3%
94.7%
101.9%
93.8%
102.0%
94.9%
102.6%
96.1%
106.8%
106.8%
2002
2003
2004
2005
2006
2007
Accident Year
Initial Ratio (@ 12 Months)
Ratio @ 12/31/07

Actuarial Review

Accident Year Combined Trade Ratios

Actuarial Review

Consolidated
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
96.3%
100.4%
94.9%
94.7%
96.6%
93.8%
99.7%
95.2%
98.4%
94.8%
100.8%
100.8%
2002
2003
2004
2005
2006
2007
Accident Year
Ultimate Ratio Projected @ 12 Months
Ultimate Ratio Projected @12/31/07

Accident Year Projected Ultimate Combined Ratios

Development of Accident Year Reserves through 12/31/07
% of Original Reserves
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
1.3%
24.9%
2.7%
35.1%
7.6%
34.6%
5.6%
16.0%
2.1%
7.7%
-10.6%
-10.3%
-16.8%
-18.9%
-18.9%
-11.4%
-14.5%
-5.6%
1998
1999
2000
2001
2002
2003
2004
2005
2006
Accident Year
EMC Insurance Group Inc.
Commercial Casualty (Stock)

Actuarial Review

Average Developed Adequacy
EMC Group Inc.: + 4.6%
Commercial Casualty: - 8.0%
Standard Deviation
EMC Group Inc.: 10.5%
Commercial Casualty: 20.7%
Source: A. M. Best
Loss & ALAE Reserve Development

Premium-Weighted Average: 2003 - 2007

100.0%
90.0%
80.0%
70.0%
60.0%
98.5%
97.5%
Commercial Casualty (Stock)
EMC Insurance Group Inc.

Actuarial Review

Combined Trade Ratio
Source: A. M. Best

Statutory Basis: 2003 - 2007

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
15.1%
17.0%
Commercial Casualty (Stock)
EMC Insurance Group Inc.

Actuarial Review

Return on Equity
Source: A. M. Best

Gross Written Premium & Liabilities

Policyholder Surplus

2007
5.0
4.0
3.0
2.0
1.0
0.0
3.8
3.3
Commercial Casualty (Stock)
EMC Insurance Group Inc.

Actuarial Review

Gross Leverage
Source: A. M. Best

Actuarial Review

Adjusted Policyholder Surplus

Net Required Capital

Latest Available
300.0
250.0
200.0
150.0
100.0
209.1
290.4
Commercial Casualty
EMC (Consolidated)

Best’s Capital Adequacy Ratio
Source: A. M. Best

Actuarial Review

Seven Major Lines of Direct Business
Manual Rates and Underwriting Mods
2000 – 2008 Q1

50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
4.7%
14.2%
31.5%
40.3%
42.8%
39.4%
33.1%
26.4%
23.8%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 - Q1

CW Cumulative Rate Changes

Seven Major Lines of Direct Business
Annual Trend: 2000 - 2007
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
8.0%
-8.1%
-0.7%
Frequency
Severity
Loss Costs

Actuarial Review

Loss Trends

Raymond W. Davis
Senior Vice President/
Investments & Treasurer

Investments

Cash, 14.1%
Equities, 12.1%
Corporate Bonds, 13.0%
U.S. Government Agencies - MBS, 31.3%
Municipal Bonds, 29.0%
U.S. Treasury Securities , 0.5%

Investment Portfolio
As of March 31, 2008

Investments

BAA
4.9%
BA
0.5%
A
11.7%
AA,
18.7%
AAA
64.2%

Bond Quality
As of March 31, 2008
Sub-Prime Mortgage Exposure
The Company has no direct exposure to sub-prime
residential lending, holding only $4.1 million of
residential mortgage-backed securities, all of which are
seasoned government-backed 30 year fixed ginnie mae
securities. No collateralized debt obligations or
collateralized mortgage obligations are held.
The Company does have indirect exposure to sub-prime
lending markets as it has significant holdings of agency
debentures, as well as debt and equity positions in both
the banking and financial services sectors. While the
Company’s holdings do not include companies engaged in
originating residential lending as their primary business, it does hold positions in banks, brokers and financial
services companies that may be engaged in this type of
lending. However, none of these positions have been
considered for other-than-temporary impairment at this
time.

EMC Insurance Group Inc.
High Yield Report
As of 03/31/08

Portfolio	Cusip	Issuer	Par [$000]	Coupon	Maturity	Current Price	Moody's	S&P	Sector	Industry	G/(L)
EMC Re	390568AA	GREAT LAKES CHEMICAL	1,500	7.000%	15-Jul-09	103.000	BA2	BB+	IND	Chemicals	46
IEIC	390568AA	GREAT LAKES CHEMICAL	1,500	7.000%	15-Jul-09	103.000	BA2	BB+	IND	Chemicals	46
IEIC	916906AB	US FREIGHTWAYS CORP	1,000	8.500%	15-Apr-10	92.706	BA1	BB	IND	Tran Srvc	(73)
			4,000	7.375%	1.47	100.574	BA2	BB+			18

Annual Income ($000):	295
Accrued Income ($):	83,528
Number of Issues:	2
Average Life (Years):	1.51
Market Weighted Average Coupon:	7.353%
Average Current Yield:	7.355%

Investments

High Yield Report

Investment Strategy
Residential Mortgage Backed Securities Strategy
• New strategy to take advantage of market dislocation
• Very small exposure to the sector
• Only adding a 4% invested asset exposure
• Only super senior tranches with yields of 7% to 8%

THE BANK OF NEW YORK MELLON

Total Portfolio Summary
Net of Fees
3/31/2008

Report ID: RAM500

Account Name	Account Number	Market Value	Month Ending	3 Month Ending	Cal. Year Ending	1 Year Ending	3 Years Ending	5 Years Ending	10 Years Ending	Incept Ending	ST (P) (F)	Curr Code
EMC Insurance Group Equity Mgr	EMUG22200200	96,659,647	-2.15	-10.25	-10.25	-3.9	7.97	14.65		5.79	F	USD
EMCASCO Equity-Harris	EMUF05012302	29,679,602	-2.17	-10.23	-10.23	-3.81	8.02	14.76		5.79	F	
Dakota Fire Insurance-Harris	EMUF05012402	17,609,181	-2.16	-10.26	-10.26	-3.84	8.03	14.76		5.71	F	
Illinois EMCASCO Equity-Harris	EMUF05012502	26,486,350	-2.16	-10.25	-10.25	-3.82	8.03	14.76		6.00	F	
EMC Reinsurance-Harris	EMUC05013102	22,884,513	-2.11	-10.28	-10.28	-4.14	7.77			8.12	F	
Russell 1000 Value Index	IX1F00004108		-0.75	-8.72	-8.72	-9.99	6.01	13.68	5.54	13.57	F	USD
Russell 1000 Growth Index	IX1F00004118		-0.61	-10.18	-10.18	-0.75	6.33	9.96	1.28	11.37	F	USD
S&P 500 Total Return Idx	IX1F00079488		-0.43	-9.44	-9.44	-5.08	5.85	11.32	3.5	10.72	F	USD

Investments

Source: The Bank of New York Mellon
Common Stock Performance

Securities Lending Program
• Through our Custodian - BNY Mellon
• Audited Statements received monthly
• Risk Management in place with oversight committees:
 – Investment Strategy Review Committee
 – Asset Review Committee
 – Account Review Committee
 – Asset/Liability Strategy Committee
 – Credit Committee
• 2007 Earnings: $174,348

Investments

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$29,006
$30,970
$32,778
$29,702
$29,900
$40,696
$46,692
$48,482
$50,365
2000
2001
2002
2003
2004
2005
2006
2007
2008

Investment Income
Projected

Investment Data
March 31, 2008
•Investments
 –$1.0 billion invested assets
 –75.1% fixed maturity securities
 •99.5% investment grade
 •Duration : 4.76 years
 •Annualized yield on bond portfolio: 4.88%
 –5-yr average total rate of return on equity portfolio: +14.65%
 • 5-yr average S&P 500 total rate of return: +11.32%

Mark E. Reese
Senior Vice President &
Chief Financial Officer

GAAP Combined Ratio - 97.6 percent
Net Operating Income - $2.91 per share
Net Income - $3.09 per share
Book Value - $26.15 per share (year end)
2007 - At a Glance

2007 Objectives
Consolidated combined trade ratio of 101.0 or less
Growth in net written premium of at least 2%
Increase overall effectiveness of employees
Provide superior service
Create shareholder value
Strategy
Maintain sound and consistent underwriting standards
Promote profitable growth
Create and maintain lasting agency relationships
Deliver exceptional service

Financial Review

Combined Ratio
ROE
120%
115%
110%
105%
100%
95%
90%
21.0%
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
-3.0%
1999
2000
2001
2002
2003
2004
2005
2006
2007

EMCI Historical Profitability

7.9 % CAGR
$500.00
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$214.6
$237.6
$290.7
$313.8
$339.7
$351.9
$443.2
$386.3
$395.3
1999
2000
2001
2002
2003
2004
2005
2006
2007

Financial Review

Net Written Premiums
Annual Growth 7.0% 10.7% 22.3% 7.9% 8.3% 3.6% 25.9% -12.8% 2.3%
1Reflects increase in participation percentage in the inter-company pool
2Reflects reduction in MRB premiums (due to increase in number of pool participants from three to five and a decline in production) and revised terms of quota share agreement for the reinsurance segment
1
2

8.1 % CAGR
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$211.1
$231.5
$265.3
$297.0
$330.6
$345.5
$415.6 1
$391.6 2
$393.1
1999
2000
2001
2002
2003
2004
2005
2006
2007

Financial Review

Annual Growth 8.7%  9.7% 14.6%        11.9% 11.3%         4.5% 20.3% -5.8% 0.4%
1Reflects increase in participation percentage in the inter-
company pool
2Reflects reduction in MRB premiums and revised terms of
quota share agreement for the reinsurance segment
Premiums Earned

Financial Review

MARKET BAROMETER
as of March 31, 2008
National Underwriter
40%
30%
20%
10%
0%
-10%
-20%
Spring 2000
Fall 2000
Spring 2001
3rd Qtr. 2001
4th Qtr. 2001
1st Qtr. 2002
2nd Qtr. 2002
3rd Qtr. 2002
4th Qtr. 2002
1st Qtr. 2003
2nd Qtr. 2003
3rd Qtr. 2003
4th Qtr. 2003
1st Qtr. 2004
2nd Qtr. 2004
3rd Qtr. 2004
4th Qtr. 2004
1st Qtr. 2005
2nd Qtr. 2005
3rd Qtr. 2005
4th Qtr. 2005
1st Qtr. 2006
2nd Qtr. 2006
3rd Qtr. 2006
4th Qtr. 2006
1st Qtr. 2007
2nd Qtr. 2007
3rd Qtr. 2007
4th Qtr 2007
1st Qtr 2008
Softer Market
Soft Market
Flat Market
Steady Market
Tight Market
Hardening Market

Market Barometer

Financial Review

Personal Property
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
79.3% 84.7% 83.9% 85.2% 85.9% 85.9% 86.0% 85.8% 84.9% 84.9% 83.7% 81.5% 82.1% 82.2% 84.4% 85.8%
16.8% 14.9% 14.4% 15.4% 18.0% 20.6% 22.6% 18.4% 13.2% 13.5% 14.7% 9.3% 8.4% 8.6% 10.4% 10.6%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Retention Ratios
New Business Ratios

Commerical Lines Excluding Bonds
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
84.2% 84.4% 87.2% 87.1% 88.6% 87.8% 87.2% 86.5% 85.0% 84.4% 83.0% 82.8% 85.5% 86.1% 86.2% 86.7%
17.2% 17.8% 18.3% 19.9% 20.1% 21.0% 21.1% 19.4% 18.9% 16.5% 16.2% 13.5% 13.4% 13.1% 14.3% 14.7%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Retention Ratios
New Business Ratios

Retention
Note: At 12/31/07, Commercial Lines
retention, excluding Bonds, remained at
approximately 87% and personal lines
retention increased to approximately
86%
New Business Ratios at 12/31/07 were:
Commercial lines excluding bonds - 14.7%
and Personal Property - 10.6%

Financial Review

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
2000
2001
2002
2003
2004
2005
2006
2007
$0.21
$(0.19)
$1.42
$1.78
$1.10
$3.16
$3.91
$3.09

Net Income Per Share

$4.00
$3.00
$2.00
$1.00
$-
$(1.00)
$(2.00)
Net Operating Income
Cat Losses
Development
$0.50
$0.12
$0.11
$1.32
$(0.24)
$(0.30)
$1.60
$0.47
$(0.40)
$1.71
$1.19
$(0.42)
$1.01
$0.87
$(1.10)
$2.98
$1.16
$0.74
$3.70
$1.99
$0.69
$2.91
$1.83
$1.02
2000
2001
2002
2003
2004
2005
2006
2007

Financial Review

Net Operating Income Per Share

Catastrophe and Storm Losses

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.94%
5.29%
3.72%
8.65%
2.80%
6.33%
5.35%
5.87%
3.74%
5.47%
11.00%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Catastrophe and storm losses as a percent of earned premium
2001 reflects 9/11 Losses
Projected

15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
4.3%
3.3%
-3.0%
3.9%
10.1%
11.9%
8.5%
-0.1%
-5.6%
-4.7%
-1.6%
4.5%
11.6%
6.0%
0.2%
12.4%
6.5%
4.7%
Average 4.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Source: Company statutory filings and A.M. Best.
EMC Insurance Group has outperformed the property and casualty insurance industry annually by an average of 4.1 percentage points since
1990.
Total Loss Ratio includes Loss Ratio and LAE Ratio
Significantly Lower Total Loss
Ratio
Reserve Strengthening
Heavy Midwest storms
Hurricane Andrew

Balance Sheet
March 31, 2008
• Investments
 – $1.0 billion invested assets
 – 75.1% fixed maturity securities
 • 99.5% investment grade
 • Duration : 4.76 years
 • Annualized yield on bond portfolio : 4.88%
 – 5-yr average total rate of return on equity portfolio: +14.65%
 • 5-yr average S&P 500 total rate of return: +11.32%
• Loss and Settlement Expense Reserves
 – Quarterly internal actuarial reviews
 – Cumulative releases of $117 million in excess reserves since 1993
• Debt
 – Only debt is $25 million of surplus notes issued to Employers Mutual - annual interest rate of 3.60% for 2008.
 – $11 million of surplus notes issued by the reinsurance subsidiary were redeemed in fourth quarter 2007.

Financial Review

($ in thousands)	December 31, 2003	2004	2005	2006	2007	Three Months Ended March, 31 2008	CAGR% 2003 - 2007
Invested Assets	$690,966	$779,342	$ 949,809	$1,001,319	$1,037,710	$ 1,049,232	10.7%
Total Assets	905,571	934,816	1,113,682	1,206,159	1,202,713	1,168,614	7.3%
Total Debt	36,000	36,000	36,000	36,000	25,000	25,000	-8.7%
Total Equity	180,751	228,473	261,883	308,294	360,352	358,181	18.8%
Statutory Surplus	170,233	216,868	259,026	310,280	344,643	331,173	19.3%
Book Value Per Share	15.72	16.84	19.20	22.44	26.15	26.07	13.6%

Selected Financial Results
* Reflects impact of stock offering in October 2004
** Reflects impact of increase in pool participation in 2005
*
*
*
*
**
**

Financial Review

	Year Ended December 31,				Three Months Ended March 31,	
	2004	2005	2006	2007	2007	2008
Revenues						
Premiums Earned	$ 345,478	$ 415,625	$ 391,615	$ 393,059	$ 94,506,385	$ 94,977,785
Investment Income, excl. Realized Gains	29,900	40,696	46,692	48,482	11,987,967	11,940,233
Other Income	601	657	527	544	119,877	147,327
Expenses						
Losses and Settlement Expenses	(249,806)	(257,926)	(228,452)	(247,839)	(53,475,960)	(60,006,708)
Acquisition and Other Expenses	(114,982)	(142,776)	(138,269)	(139,052)	(33,547,603)	(33,087,102)
Operating Income Before Taxes	$ 11,191	$ 56,276	$ 72,113	$ 55,195	$ 19,590,666	$ 13,971,535
Net Income	$ 13,185	$ 43,009	$ 53,547	$ 42,478	$ 14,701,401	$ 8,218,986
Net Income Per Share	$ 1.10	$ 3.16	$ 3.91	$ 3.09	$ 1.07	$ 0.60
Losses and Settlement Expenses Ratio	72.3%	62.1%	58.3%	63.1%	56.6%	63.2%
Expense Ratio	32.6%	33.6%	34.6%	34.5%	34.6%	33.7%
Combined Ratio - GAAP	104.9%	95.7%	92.9%	97.6%	91.2%	96.9%
After-Tax Impact Per Share:						
Catastrophe and Storm Losses	$ (1.01)	$ (1.16)	$ (0.69)	$ (1.02)	$ (0.12)	$ (0.27)
Reserve Development	(1.10)	0.74	1.99	1.83	0.86	0.75
Total	$ (2.11)	$ (0.42)	$ 1.30	$ 0.81	$ 0.74	$ 0.48

Selected Financial Results

Book Value
Book Value excluding SFAS 115 & 158 Adjustments
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$13.14
$12.40
$13.84
$15.72
$16.84
$19.20
$22.44
$26.15
$12.51
$11.73
$12.59
$13.78
$14.78
$17.33
$20.62
$23.04
2000
2001
2002
2003
2004
2005
2006
2007

Financial Review

Book Value Per Share
* 10/20/04 follow-on stock offering resulted in an increase of 2,000,000 shares of common stock and an increase in additional paid-in capital of
$32,890,058.
*

Financial Review

TOTAL SHAREHOLDER RETURN (05/15/98 to 05/16/08)
(Stock Appreciation Plus Dividends)

EMC Insurance Group Inc.
188.4%
Donegal Group Inc.
148.4%
United Fire & Casualty Co.
115.0%
Selective Insurance Group
102.4%
Harleysville Group Inc.
95.9%
State Auto Financial Corp
63.5%
Travelers Cos Inc.
50.4%
Cincinnati Financial Corp.
16.9%

Peer Comparison of
Returns to Shareholders
Source: Bloomberg
The Company has paid 106 consecutive quarterly
dividends since the Company’s inception in 1982;
current quarterly payment is $0.18 per share.

$35
$30
$25
$20
$15
$10
$5
$0
7/2/2007
8/2/2007
9/2/2007
10/2/2007
11/2/2007
12/2/2007
1/2/2008
2/2/2008
3/2/2008
4/2/2008
5/2/2008
6/2/2008

Financial Review

$24.08
(6/30/08)
$29.00
(10/12/07)
$26.87
(7/20/07)
$23.67
(12/31/07)
$30.00
(5/28/08)
Stock Price
NASDAQ: EMCI
July 2007 - June 2008
$29.11
(3/25/08)

Financial Review

Projected Underwriting Loss	$	(1.96)
Projected Investment Income		3.71
Projected Other Income (Loss)		(0.09)
Projected Interest Expense		(0.07)
Projected Operating Income		1.59
Taxes (13.2% effective tax rate)		0.21
Projected Net Operating Income	$	1.38

2008 Guidance
Operating Income of $1.20 to $1.45 per share
Calculation is based on achieving a GAAP combined ratio of 106.9%; Cat load is 11.1% for the pool and 11.0% overall; case loss reserve development load is -3.5% for the pool and -2.9% overall

Investment Highlights
• Access to a large capital base and a diversified book
 of business through participation in the EMCC pool
• Regional, decentralized operating structure
• Proven ability to deliver attractive returns to shareholders:
 – Compound annual total shareholder return of
 8.3% over the past five years and 13.0% over the past three years
 – Dividend yield of 3.0 percent as of 06/30/08
• Conservative balance sheet
• Experienced senior management team

Thank You!